EXHIBIT 24.1


                                POWER OF ATTORNEY

                                 STRATASYS, INC.
                       REGISTRATION STATEMENT ON FORM S-8

Each of the undersigned Directors and/or Officers of Stratasys, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints S. Scott Crump, the true and lawful attorney-in-fact of such Director and/or Officer, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to do any and all acts and execute any and all instruments which the said attorneys may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1,178,210 shares of the Company's common stock, $.01 par value per share, which may be issued under the terms of the Stratasys, Inc. Second Amended and Restated 1994-2 Stock Plan, Stratasys, Inc. 1998 Incentive Stock Option Plan, Stratasys, Inc. 2000 Incentive Stock Option Plan, Stratasys, Inc. 2002 Long-Term Performance and Incentive Plan, as amended from time to time, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his or her capacity as Director and/or Officer of the Company to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statement, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; and each of the undersigned hereby ratifies and confirms all that the said attorneys, or any of them, has done, shall do, or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney this 4th day of June 2004.


    /s/ Thomas Stenoien                      /s/  Ralph E. Crump
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        Thomas Stenoien                           Ralph E. Crump

   /s/ Edward J. Fierko                      /s/  Clifford H. Schwieter
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       Edward J. Fierko                           Clifford H. Schwieter

   /s/ Arnold J. Wasserman                   /s/  Gregory L. Wilson
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       Arnold J. Wasserman                        Gregory L. Wilson